                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                              NEOGEN CORPORATION
- - -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                              NEOGEN CORPORATION
- - -------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

    (5) Total fee paid:

- - --------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- - --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

    (3) Filing party:

- - --------------------------------------------------------------------------------

    (4) Date filed:

- - --------------------------------------------------------------------------------

                        [NEOGEN(TM) CORPORATION) LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Neogen Corporation (the "Company"), a Michigan corporation, will be held on October 5, 1995 at 9:00 a.m., local time, at the University Club of Michigan State University, 3435 Forest Road, East Lansing, MI 48823, for the following purposes:

1. To elect nine directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending May 31, 1996.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.



The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business August 7, 1995 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postpaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.


                                            Sincerely,

                                            G. Bruce Papesh

                                            G. Bruce Papesh
                                            Secretary

Lansing, Michigan
September 1, 1995




IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
            COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                        [NEOGEN(TM) CORPORATION LOGO]
                               ----------------
                                PROXY STATEMENT

The enclosed Proxy is solicited on behalf of Neogen Corporation (The "Company") for use at the Annual Meeting of Shareholders to be held October 5, 1995, at 9:00 a.m., or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the University Club of Michigan State University, 3435 Forest Road, East Lansing, MI 48823. The Company's telephone number is (517) 372-9200.

These proxy solicitation materials were mailed on or about September 1, 1995, together with the Company's 1995 Annual Report to Shareholders, to all shareholders entitled to vote at the meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company, before the meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

Every shareholder voting at the annual meeting has one vote for each share on all matters. The Company's By-Laws do not provide for cumulative voting in the election of directors. Shares represented by valid, executed and dated proxies in the enclosed form will be voted if received in time for the meeting in accordance with the instructions thereon. Unless your proxy is otherwise marked, it will be voted FOR management's nominees for the board of directors, and FOR ratification of the appointment of the Company's independent auditor.

A simple majority of the shares issued and outstanding as of August 7, 1995 (the "Record Date") must be present or represented at the Annual Meeting to constitute a quorum. Approval for any item of business to be voted upon at the Annual Meeting will require the affirmative vote of a majority of those shares which are present or represented. Abstentions will have the same effect as votes against approval.

The cost of soliciting proxies will be borne by the Company. The Company has retained the services of American Stock Transfer & Trust to aid in the solicitation of proxies. The company estimates that the cost of soliciting proxies will be less than $1,000 including out-of-pocket expenses. The company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, facsimile or letter.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

Shareholders of record at the close of business on August 7, 1995 are entitled to notice of and to vote at the meeting. At the Record Date, 4,460,227 shares of the Company's Common Stock were issued and outstanding. At the Record Date, the following were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock.

                                                         NUMBER         PERCENT
NAME AND ADDRESS                                       OF SHARES        OF TOTAL
- - --------------------------------------------------------------------------------

Dart Container Corporation and Affiliates-RCD
Limited Partnership and KBD Limited Partnership
c/o First Interstate Bank of Nevada, N.A.
Trust Department
3800 Howard Hughes Parkway, Suite 200
Las Vegas, NV  89109................................    389,675           8.7%

Herbert D. Doan(1)
P.O. Box 1431
Midland, MI  48641..................................    296,223           6.6%

James L. Herbert(1)
Neogen Corporation
620 Lesher Place
Lansing, MI  48912..................................    254,718           5.7%

(1) Includes 13,334 shares and 34,000 shares of Common Stock which Mr. Doan and Mr. Herbert, respectively, have the right to acquire by exercise of options within 60 days of August 7, 1995.



DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than May 3, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.



                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES

A board of nine directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nine nominees named below, eight of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for nominees listed below. Shareholders may only vote for nine directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

The names of the nominees, and certain information about them, are set forth below:

NAME OF NOMINEE                 AGE   POSITION                                                           DIRECTOR SINCE
- - -----------------------------------------------------------------------------------------------------------------------

Herbert D. Doan(2)(3).........  72    Chairman, Board of Directors                                             1982
James L. Herbert..............  55    President and Chief Executive Officer of the Company, Director           1982
G. Bruce Papesh(1)............  48    Secretary, Director                                                      1993
Roland M. Hendrickson(2)......  72    Director                                                                 1989
Gordon E. Guyer, Ph.D.(1).....  69    Director                                                                 1990
Robert M. Book(3).............  65    Director                                                                 1990
Leonard E. Heller, Ph.D.(3)...  50    Director                                                                 1992
Jack C. Parnell(2)............  60    Director                                                                 1993
Thomas H. Reed................  50    Director                                                                 --


(1) Member, Audit Committee
(2) Member, Compensation Committee
(3) Member, Stock Option Committee

There are no family relationships among directors, nominees or executive officers of the company. Information concerning nominees for the Board of Directors follows:

Herbert D. Doan has been a director of the Company since September 1982 and the Company's Chairman of the Board of Directors since October, 1984. He was formerly President and Chief Executive Officer of Dow Chemical Company. He has been active as an independent venture capitalist for the past five years.

James L. Herbert has been President, Chief Executive Officer, and a director of the Company since he joined Neogen in June, 1982. He previously held the position of Corporate Vice President of DeKalb Ag Research, a major agricultural genetics and energy company. He has management experience in animal biologics, specialized chemical research, medical instruments, aquaculture, animal nutrition, and poultry and livestock breeding and production.

Roland M. Hendrickson was elected to the Board of Directors in December, 1989. He has served as President of Walt Montgomery Associates Inc., an international consulting firm, since 1988. He was formerly a Vice President of Pfizer, Inc., a worldwide supplier of animal and human health products, and President of that firm's agricultural division. Mr. Hendrickson also serves on the board of directors of InnoVet Inc., a publicly traded biotechnology company engaged in developing and marketing pharmaceutical and biological products for the human health, animal health and agricultural markets.

Dr. Gordon E. Guyer joined the Board of Directors in January, 1990. Dr. Guyer is currently serving as director for the Michigan Department of Agriculture, a position he accepted in 1993. Prior to his current position, Dr. Guyer served as interim President of Michigan State University where he held the position of Vice President of Governmental Affairs since 1988. From 1986 to 1988, he was Director of the Department of Natural Resources for the State of Michigan.

Robert M. Book was elected to the Board of Directors in November, 1990. Since January, 1993, Mr. Book has served as President of AgriVista, Inc. a company that provides agricultural consulting and marketing services. He served as President of the Indiana Institute of Agriculture, Food and Nutrition, from 1983 through 1992. He was formerly Group Vice President of Agriculture Marketing for Elanco Products Company. In January, 1992, Mr. Book filed a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Southern District of Indiana, Indianapolis Division. This petition was discharged on February 24, 1994. The Company believes that the filing of this petition has had no effect on Mr. Book's ability to serve as director.

Dr. Leonard E. Heller was elected to the Board of Directors in October, 1992. He is currently a self-employed independent consultant in the area of medical, biomedical, and pharmaceutical information systems. From 1992 to 1993, he was Secretary, Cabinet for Human Resources for the Commonwealth of Kentucky. From 1986 to 1993 he was part owner of O.J. Packaging Inc., a retail packaging company, and a general partner in Illinois Diversatech, a real estate development partnership located in Manteno, Illinois. Dr. Heller owned 55% of ELISA Technologies (formerly WTT, Inc.), a Kentucky-based company which sold immunoassay diagnostics for agricultural and research markets. In September, 1992, Neogen acquired substantially all of the assets of ELISA Technologies. The purchase price consisted of cash, assumption of certain liabilities, and stock resulting in total consideration of approximately $1,120,000. It is estimated that Dr. Heller's share of this transaction, after deducting liabilities of ELISA Technologies not assumed by the Company, was approximately $313,000 in cash and 42,767 shares of the Company's Common Stock. Since Dr. Heller was not a member of the Board of Directors in September, 1992, the Company believes this was an arm's length transaction.

G. Bruce Papesh was elected to the Board of Directors in October, 1993 and was elected Secretary in October, 1994. Mr. Papesh is co-founder of Dart, Papesh & Co., a Lansing, Michigan based company that provides investment consulting and other financial services. He has served as President of Dart, Papesh & Co. Inc, since 1987. Mr. Papesh is a graduate of the University of Notre Dame and has over 25 years of experience in investment services while serving in stock broker, consulting and executive management positions. Mr. Papesh provides investment services to Dart Container Corporation and its affiliates which, on a combined basis, own 8.7% of the Company's Common Stock.

Jack C. Parnell was elected to the Board of Directors in October, 1993. Since 1991, he has held the position of Governmental Relations Advisor with the law firm of Kahn, Soares and Conway. In 1989, Mr. Parnell was appointed by President Bush to serve as Deputy Secretary for the U.S. Department of Agriculture. From 1983 to 1989, he served in three different senior governmental positions for the State of California, including Secretary for the California Department of Food and Agriculture from 1987 to 1989. Prior to joining government, Mr. Parnell was a private entrepreneur owning and operating various businesses including diversified cattle and farming operations. The firm of Kahn, Soares and Conway currently acts as the Company's government relation advisor.

Thomas H. Reed is being nominated for election to the Board of Directors for the first time. He currently serves as President and Chief Executive Officer for the Michigan Livestock Exchange where he has worked since 1977. Mr. Reed is a member of the Board of Directors of City Bank, St. Johns, Michigan and is a former chairman of the Michigan State University Board of Trustees. He has served as an officer or director of numerous trade organizations and financial institutions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES HEREIN.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of August 7, 1995 for each current director, nominee and for all current and executive officers as a group:

NAME                                                                      NUMBER OF SHARES             PERCENT OF TOTAL
- - -----------------------------------------------------------------------------------------------------------------------------
Herbert D. Doan(1)                                                           296,223                           6.6%
James L. Herbert(1)                                                          254,718                           5.7%
Roland M. Hendrickson(1)                                                      12,667                            *
Gordon E. Guyer, Ph.D.(1)                                                     12,667                            *
Robert M. Book(1)                                                             12,001                            *
Leonard E. Heller, Ph.D.(1)                                                   50,768                           1.7%
G. Bruce Papesh(1)                                                             4,001                            *
Jack C. Parnell(1)                                                             4,001                            *
Thomas H. Reed                                                                  --                              *

All current directors and executive officers as a group
(fifteen persons)(1)                                                         813,931                          17.6%

* Less than 1%

(1) Includes the following shares of Common Stock which current directors and executive officers have the right to acquire by exercise of options within 60 days of August 7, 1995: Mr. Doan-13,334 shares; Mr. Herbert-34,000 shares; Mr. Hendrickson-11,667 shares; Dr. Guyer-12,667 shares; Mr. Book-12,001 shares; Dr. Heller-8,001 shares; Mr. Papesh-4,001 shares; Mr. Parnell-4,001 shares; all current directors and executive officers as a group-157,672 shares.



BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held six meetings during the fiscal year ended May 31, 1995. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and Committees of which he was a member held during the period he served on the Board or Committee.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee. The Audit Committee, which met two times in 1995, has responsibility for recommending to the Board of Directors the firm of independent auditors to be retained by the Company; reviewing with the Company's independent auditors the scope and results of their audits; reviewing with the independent auditors and management the Company's accounting and reporting principles, policies and practices; and reviewing with the Company's independent auditors the adequacy of the Company's accounting, financial and operating controls. The Compensation Committee, which met one time during 1995, has responsibility for reviewing and approving the Company's executive compensation policies and makes recommendations concerning the Company's employee benefit programs. The Stock Option Commitee administers the Company's Stock Option Plan. This committee held three meetings during 1995 primarily to review and approve stock options granted pursuant to the Plan.

The Board of Directors serves as a committee of the whole for purposes of recommending candidates for election to the Board of Directors. In this capacity, the Board held two meetings in fiscal year 1995. The Board will consider nominees recommended by shareholders. Any shareholder may make such a recommendation by writing to: Corporate Secretary, Neogen Corporation, 620 Lesher Place, Lansing, Michigan 48912.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid or accrued by the Company during the last three years for the Company's chief executive officer, the only executive officer of the Company receiving annual cash compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                               FISCAL                                                     OPTIONS              ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR             SALARY(1)                BONUS           AWARDED          COMPENSATION(2)(3)
- - -----------------------------------------------------------------------------------------------------------------------------------
 James L. Herbert              1995              $126,165                $10,000           25,000                 $1,436
   President, Chief            1994              $137,936                $15,000           15,000                   $640
   Executive Officer           1993              $117,305                $15,000           15,000                 $1,062

(1) Includes amounts contributed to the Company's 401(k) Retirement Savings Plan by the named executive officer.
(2) Matching contributions paid to the Company's 401(k) Retirement Savings Plan on behalf of the named executive officer.
(3) Under terms of a deferred compensation agreement, the current value of an annuity owned by the company is payable to the named executive officer upon death, retirement or termination of employment.


The following table contains information concerning the grant of options under the Company's Stock Option Plan to the named executive officer of the Company during the year ended May 31, 1995. No stock appreciation rights (SARS) were granted during such period.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                  PERCENT OF TOTAL
                                  OPTIONS GRANTED
                                  TO EMPLOYEES              EXERCISE PRICE           EXPIRATION
NAME                 GRANTED      IN FISCAL YEAR            PER SHARE                DATE
- - --------------------------------------------------------------------------------------------------
James L. Herbert     25,000(1)       21.008%                  $7.25                   6/6/99

(1) Options were granted at fair market value and vest over five years in equal annual installments commencing with the first anniversary of the date grant.



The following table sets forth information for the named executive officer with respect to the value of options exercised during the year ended May 31, 1995 and the value of outstanding and unexercised options held as of May 31, 1995, based upon the market value of the Company's Common Stock of $7.000 per share on that date. There were no SARS outstanding or exercised as of or for the year ended May 31, 1995.


          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                            YEAR-END OPTION VALUES

                                                            NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                                   OPTIONS                    IN-THE-MONEY OPTIONS
                     SHARES                                    AT MAY 31, 1995                 AT MAY 31, 1995(2)
                     ACQUIRED       VALUE              ------------------------------    ----------------------------
NAME                 ON EXERCISE    REALIZED(1)      EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
- - ---------------------------------------------------------------------------------------------------------------------
James L. Herbert       2,625         $17,863          19,000           54,000           $78,180           $118,970

(1) Represents the difference between the market price of the Common Stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of the Common Stock at May 31, 1995 of $7.000 per share and the exercise price per share of in-the-money options multiplied by the number of shares which could be acquired at May 31, 1995 upon the exercise of all in-the-money options.


COMPENSATION OF DIRECTORS

The Company does not pay director's fees to any director for attendance at meetings of the Board or Standing Committees. All non-employee directors receive automatic, non-qualified options to purchase 5,000 shares of Common Stock of the Company when first elected to the Board of Directors and non-qualified options to purchase 2,000 shares of Common Stock of the Company upon subsequent annual election to the Board of Directors. The options expire ten years after the date of grant and vest over three years in equal annual installments commencing with the first anniversary of the date of grant. All directors are eligible to receive reimbursement for all ordinary travel expenses related to attendance at Board or committee meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended May 31, 1995 and May 31, 1994 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report covering one transaction, was filed late by Gerald S. Traynor, a Company Vice President. As of the date hereof, Mr. Traynor has not failed to file a required report.



                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITOR


It is proposed that the shareholders ratify the appointment of BDO Seidman, LLP as independent auditors of the Company for the year ending May 31, 1996. In April, 1994, the Audit Committee of Neogen Corporation (the "Company) approved and recommended to the Board of Directors and the Board of Directors approved that the firm of BDO Seidman be selected as the Company's independent auditors for the year ended May 31, 1994. BDO Seidman, LLP also served as the Company's independent auditors for the fiscal year ended May 31, 1995. The firm of Ernst & Young served as the Company's independent auditors for the fiscal year ended May 31, 1993. Representatives of BDO Seidman, LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The company believes there were no disagreements with Ernst & Young within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the Company's 1992 or 1993 financial statements, or for any subsequent interim period, which disagreements if not resolved to their satisfaction would have caused Ernst & Young to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.

NEOGEN CORPORATION WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MAY 31, 1995, WITHOUT EXHIBITS, WITHOUT CHARGE TO EACH PERSON WHO FORWARDS A WRITTEN REQUEST INCLUDING REPRESENTATION THAT HE/SHE WAS A SHAREHOLDER ON AUGUST 7, 1995 TO: CORPORATE SECRETARY, NEOGEN CORPORATION, 620 LESHER PLACE, LANSING, MICHIGAN 48912.

By Order of the Board of Directors

G. Bruce Papesh

G. Bruce Papesh
Secretary

Dated:  September 1, 1995

                          PROXY - NEOGEN CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 5, 1995


        The undersigned hereby appoints G. Bruce Papesh and James L. Herbert, and each of them with full power to appoint his substitute, attorneys and proxies to represent the shareholder and to vote and act with respect to all shares that the shareholder would be entitled to vote on all matters which come before the annual meeting of shareholders of Neogen Corporation referred to above and at any adjournment of that meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.









                  (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                                    SEE REVERSE
                                                                        SIDE


    PLEASE MARK YOUR
/X/ VOTES AS IN THIS
    EXAMPLE.




                                  NOMINEES: Herbert D. Doan, James L. Herbert,
                                            G. Bruce Papesh,
                  FOR    WITHHELD           Roland M. Hendrickson,                                             FOR AGAINST ABSTAIN
1.  ELECTION OF  / /      / /               Gordon E. Guyer, Robert M. Book,     2. To ratify the appointment  / /   / /    / /
    DIRECTORS                               Leonard E. Heller, Jack C. Parnell,     of BDO Seidman, LLP
                                            and Thomas H. Reed                      as Independent Auditors of
                                                                                    the Company for the fiscal
                                                                                    year ending May 31, 1996.
For, except vote withheld from the following nominee(s):

_____________________________________________________________










SIGNATURE(S)________________________________________________ DATE_________, 1995

NOTE: Please sign exactly as your name appears on this proxy. If signed for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.